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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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         Date of Report (Date of earliest event reported): May 16, 2002


                          WHITEWING ENVIRONMENTAL CORP.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            0-27420                      95-4437350
--------                            -------                      ----------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
Incorporation
or organization)

430 Victoria Terrace, Ridgefield, New Jersey                 07657
-----------------------------------------------------        ------
(Address of principal executive office)                    (Zip Code)

Registrant's telephone number, including area code:  (201) 943-0800

                              Whitewing Labs, Inc.
        3940 Laurel Canyon Boulevard, #327, Studio City, California 91604
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          (Former name or former address, if changed since last report)

Item 4. Changes in the Registrant's certifying accountant.

As of May 16, 2002, the Board of Directors of Whitewing Labs, Inc. (the "Company") approved the dismissal of Moss Adams, LLP as the Company's independent accountants and the engagement of M.R. Weiser as the Company's independent accountants. The movement of all operations of the business from California to New Jersey necessitated obtaining an accounting firm of close proximity to the operations of the company. The reports of Moss Adams, LLP on the Company's financial statements as of and for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's fiscal years ended December 31, 2001, December 31, 2000 and in the interim period from January 1, 2002 through May 16, 2002 preceding the dismissal there were no disagreements between the Company and Moss Adams, LLP concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams, LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.
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     The Company did not consult with M.R. Weiser during the Company's fiscal years ended December 31, 2001 and December 31, 2000 on the application of accounting principles to a specified transaction; the type of opinion that might be rendered on the Company's financial statements; any accounting, auditing or financial reporting issue; or any item that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-B.

     Whitewing Labs, Inc. has requested that Moss Adams, LLP furnish it with a letter addressed to the SEC stating whether or not Moss Adams, LLP agrees with the above statements. A copy of this letter, dated May 21, 2002, is filed as Exhibit 16.1 to this Form 8-K.
     The Company provided Moss Adams with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of Moss Adams, LLP to the disclosures set forth in this section.


Item 5. Other events and Regulation FD disclosure.

On May 14, 2002, a majority of the Registrant's stockholders, being the directors and executive officers of the Registrant, by written consent approved a change in the its name to Whitewing Environmental Corp. The change of name is effective on May 21, 2002 upon the filing of the charter amendment with the State of Delaware. Whitewing will send a notice of the charter amendment effecting the name change to the nonconsenting stockholders on Schedule 14C.

ITEM 7. Financial Statements and Exhibits.

(c) Exhibits

3.       Certificate of Amendment to Charter changing name

16.1     Letter from Moss Adams, LLP



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WHITEWING ENVIRONMENTAL CORP.

By: /s/ Andrew V. Latham, Jr.
    -----------------------------------
    Andrew V. Latham, Jr., President
   (Principal Executive Officer)

Dated:  May 22, 2002